FOX CHASE BANCORP, INC.                                2nd QUARTER EARNINGS 2009
PAGE 1

                         [FOX CHASE BANCORP, INC. LOGO]

 4390 Davisville Road, Hatboro, PA 19040 Phone (215) 682-7400 Fax (215) 682-4144

                                  NEWS RELEASE
                                  ------------

FOR IMMEDIATE RELEASE

DATE:       July 30, 2009
CONTACT:    Roger Deacon
            Chief Financial Officer
PHONE:      (215) 682-4116

                      FOX CHASE BANCORP ANNOUNCES EARNINGS
                FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2009

HATBORO, PA, JULY 30, 2009 - Fox Chase Bancorp, Inc. (the "Company") (NASDAQ GM:
FXCB), the holding company for Fox Chase Bank (the "Bank"), today announced net income of $298,000 and $899,000 for the three and six months ended June 30, 2009, respectively, compared to net income of $304,000 and $649,000 for the three and six months ended June 30, 2008, respectively.

Net income for the three and six months ended June 30, 2009 was impacted by: (1) a Federal Deposit Insurance Corporation special assessment of $536,000 (after tax $354,000); (2) an other than temporary impairment charge on the Bank's only private label residential mortgage related security of $157,000 (after tax $104,000); and (3) a reduced valuation allowance on the Bank's mortgage servicing rights of $99,000 (after tax $66,000) that positively impacted noninterest income.

Net income for the three and six months ended June 30, 2008 was impacted by expenses of $244,000 and $297,000, respectively (after tax $161,000 and $196,000, respectively), associated with final distributions from the Company's terminated pension plan.

FOX CHASE BANCORP, INC.                                2nd QUARTER EARNINGS 2009
PAGE 2

Highlights for the three and six month periods ended June 30, 2009 included:
o Net interest income increased $300,000, or 5.8%, to $5.4 million for the three months ended June 30, 2009, compared to $5.1 million for the three months ended June 30, 2008 and increased $1.1 million, or 11.6%, to $11.2 million for the six months ended June 30, 2009 from $10.1 million for the same period in 2008;

o Net interest income decreased $360,000 for the three months ended June 30, 2009, compared to the three months ended March 31, 2009 and net interest margin decreased to 1.93% for the three months ended June 30, 2009 from 2.45% for the three months ended March 31, 2009. This decrease was primarily the result of: (1) the Bank maintaining a significant portion of its increased deposits in short-term cash and cash equivalents; and (2) a reduction in yield on the Bank's mortgage related securities portfolio resulting from a significant increase in mortgage related prepayments during the quarter;

o Gain on the sale of securities was $588,000 for each of the three and six months ended June 30, 2009, compared to $48,000 and $118,000, respectively, for the three and six months ended June 30, 2008;

o Total assets were $1.17 billion at June 30, 2009, an increase of $238 million, or 25.6% from December 31, 2008;

o Deposits totaled $845 million at June 30, 2009, representing an increase of $236 million, or 38.8%, from December 31, 2008; and

o Nonperforming loans increased to $7.7 million, or 1.22% of gross loans, at June 30, 2009 from $5.9 million, or 0.98% of gross loans, at December 31, 2008. The increase occurred in both the Bank's commercial and residential mortgage portfolios.

Thomas M. Petro, President and CEO said, "In this challenging economic environment, Fox Chase Bancorp continues to execute a two-fold strategy of managing risks within its credit portfolio while positioning itself to take advantage of a future economic recovery. Because credit conditions in our market area continue to show substantial softness, we are devoting substantial resources to risk mitigation efforts. At the same time we expanded our commercial lending capability during the quarter by adding a team of seasoned middle market lenders. The Bank is well positioned to weather the economic downturn and eventual recovery with significant capital and liquidity and is having great success in growing core deposits." The Company recorded provisions

FOX CHASE BANCORP, INC.                                2nd QUARTER EARNINGS 2009
PAGE 3

for loan losses of $567,000 and $962,000 for the three and six months ended June 30, 2009, respectively, and $225,000 and $400,000 for the three and six months ended June 30, 2008, respectively. The increase in the provision reflected loan growth, primarily in commercial categories, and the increase in nonperforming assets and internally classified loans in both the residential and commercial loan portfolios. The allowance for loan losses at June 30, 2009 was 1.12% of total loans outstanding at June 30, 2009, compared to 1.05% of total loans outstanding at December 31, 2008.

During the three and six months ended June 30, 2009, the Company repurchased 177,550 and 266,589 shares of its common stock, respectively, pursuant to previously announced stock repurchase programs. There are 101,220 shares remaining to be repurchased under the Company's July 2008 program and 327,000 shares available to be repurchased under the Company's May 2009 program. The timing and volume of future purchases will depend on market conditions and other factors. Repurchased shares will be held in treasury.

Fox Chase Bancorp, Inc. is the mid-tier stock holding company of Fox Chase Bank. The Bank is a federally chartered savings bank originally established in 1867. The Bank offers traditional banking services and products from its main office in Hatboro, Pennsylvania and ten other branch offices in Bucks, Montgomery, Chester, Delaware and Philadelphia Counties in Pennsylvania and Atlantic and Cape May Counties in New Jersey. For more information, please visit the Bank's website at www.foxchasebank.com.
           --------------------

This news release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate" and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. These risks and uncertainties involve general economic trends, changes in interest rates, loss of deposits and loan demand to other financial institutions, substantial changes in financial markets; changes in real estate value and the real estate market, regulatory changes, possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, the outcome of pending litigation, and market disruptions and other effects of terrorist activities. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the Securities and Exchange Commission.

FOX CHASE BANCORP, INC.                                2nd QUARTER EARNINGS 2009
PAGE 4


CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 THREE MONTHS ENDED       SIX MONTHS ENDED
                                                                       JUNE 30,               JUNE 30,
                                                                   2009       2008           2009     2008
                                                                 --------- ---------      -------- --------
INTEREST INCOME
   Interest and fees on loans                                    $ 8,758    $ 7,181       $17,135   $14,309
   Interest on money market funds                                    122        246           160       521
   Interest on mortgage related securities available-for-sale      3,505      3,206         6,760     6,110
   Interest on investment securities available-for-sale
      Taxable                                                        261        104           385       755
      Nontaxable                                                     140        155           283       323
   Dividend income                                                    --         66             1       124
   Other interest income                                             135         37           136       107
                                                                 --------- ---------      -------- --------
        TOTAL INTEREST INCOME                                     12,921     10,995        24,860    22,249
                                                                 --------- ---------      -------- --------
INTEREST EXPENSE
   Deposits                                                        5,719      4,552        10,098     9,659
   Federal Home Loan Bank advances                                 1,329      1,120         2,659     2,150
   Other borrowed funds                                              432        182           861       364
                                                                 --------- ---------      -------- --------
        TOTAL INTEREST EXPENSE                                     7,480      5,854        13,618    12,173
                                                                 --------- ---------      -------- --------
        NET INTEREST INCOME                                        5,441      5,141        11,242    10,076
   Provision for loan losses                                         567        225           962       400
                                                                 --------- ---------      -------- --------
        NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES        4,874      4,916        10,280     9,676
                                                                 --------- ---------      -------- --------
NONINTEREST INCOME
   Service charges and other fee income                              310        224           480       415
   Net gain on sale of loans                                          --          1             3         4
   Income on bank-owned life insurance                               112        113           221       224
   Other                                                             146         17           211        35

   Total other-than-temporary impairment loss                       (605)        --          (605)       --
   Less: Portion of loss recognized in other comprehensive income
      (before taxes                                                  448         --           448        --
                                                                 --------- ---------      -------- --------
      Net other-than-temporary impairment loss                      (157)        --          (157)        -
   Net gains on sale of investment securities                        588         48           588       118
                                                                 --------- ---------      -------- --------
      Net investment securities gains                                431         48           431       118
                                                                 --------- ---------      -------- --------
        TOTAL NONINTEREST INCOME                                     999        403         1,346       796
                                                                 --------- ---------      -------- --------
NONINTEREST EXPENSE
   Salaries, benefits and other compensation                       2,915      3,064         5,765     5,862
   Occupancy expense                                                 438        468           933       954
   Furniture and equipment expense                                   180        227           401       443
   Data processing costs                                             377        409           762       802
   Professional fees                                                 298        265           564       578
   Marketing expense                                                  86        125           170       220
   FDIC premiums                                                     831         25         1,072        55
   Other                                                             367        373           776       764
                                                                 --------- ---------      -------- --------
        TOTAL NONINTEREST EXPENSE                                  5,492      4,956        10,443     9,678
                                                                 --------- ---------      -------- --------
        INCOME BEFORE INCOME TAXES                                   381        363         1,183       794
   Income tax provision                                               83         59           284       145
                                                                 --------- ---------      -------- --------
        NET INCOME                                               $   298    $   304       $   899   $   649
                                                                 ========= =========      ======== ========
Earnings per share:
   Basic                                                         $  0.02    $  0.02       $  0.07   $  0.05
   Diluted                                                       $  0.02    $  0.02       $  0.07   $  0.05

FOX CHASE BANCORP, INC.                                2nd QUARTER EARNINGS 2009
PAGE 5

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                                       June 30,        December 31,
                                                                         2009              2008
                                                                     ------------      ------------
                                                                     (unaudited)
ASSETS
     Cash and due from banks                                          $      520        $      642
     Interest-earning demand deposits in other banks                      72,819             3,302
     Money market funds                                                   31,916                --
                                                                     ------------      ------------
        Total cash and cash equivalents                                  105,255             3,944
     Investment securities available-for-sale                             37,272            25,041
     Mortgage related securities available-for-sale                      357,894           269,682
     Loans, net of allowance for loan losses of $7,071
        at June 30, 2009 and $6,260 at December 31, 2008                 624,564           588,975
     Loans held for sale                                                     168                --
     Federal Home Loan Bank stock, at cost                                 9,778             9,707
     Bank-owned life insurance                                            12,435            12,214
     Premises and equipment                                               11,390            11,748
     Real estate held for investment                                       1,957             1,957
     Accrued interest receivable                                           4,359             3,721
     Mortgage servicing rights                                               793               827
     Deferred tax asset, net                                                  30             1,869
     Other assets                                                          3,736             1,585
                                                                     ------------      ------------
        TOTAL ASSETS                                                  $1,169,631        $  931,270
                                                                     ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
     Deposits                                                         $  844,737        $  608,472
     Federal Home Loan Bank advances                                     144,290           146,379
     Other borrowed funds                                                 50,000            50,000
     Advances from borrowers for taxes and insurance                       2,878             2,589
     Accrued interest payable                                                762               727
     Accrued expenses and other liabilities                                2,453             1,883
                                                                     ------------      ------------
        TOTAL LIABILITIES                                              1,045,120           810,050
                                                                     ------------      ------------
STOCKHOLDERS' EQUITY
     Preferred stock ($.01 par value; 1,000,000 shares
        authorized, none issued and outstanding at
        June 30, 2009 and December 31, 2009)                                  --                --
     Common stock ($.01 par value; 35,000,000 shares
        authorized, 14,679,750 shares issued and
        13,799,970 shares outstanding at June 30, 2009
        and 14,679,750 shares issued and 14,066,559 shares
        outstanding at December 31, 2008)                                    147               147
     Additional paid-in capital                                           64,008            63,516
     Treasury stock (at cost, 879,780 shares at June 30,
        2009 and 613,191 shares at December 31, 2008)                     (9,929)           (7,293)
     Common stock acquired by benefit plans                               (7,582)           (7,819)
     Retained earnings                                                    73,557            72,664
     Accumulated other comprehensive income, net                           4,310                 5
                                                                     ------------      ------------
        TOTAL STOCKHOLDERS' EQUITY                                       124,511           121,220
                                                                     ------------      ------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $1,169,631        $  931,270
                                                                     ============      ============

FOX CHASE BANCORP, INC.                                2nd QUARTER EARNINGS 2009
PAGE 5

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA OF THE COMPANY (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           June 30,     December 31,     June 30,
                                                                             2009           2008           2008
                                                                          ----------    ------------    ---------
CAPITAL RATIOS(1):
Total Stockholders' Equity (to Total Assets)(1)                             10.65%         13.02%         14.23%
Tier 1 capital (to adjusted assets)(2)                                       8.71%         10.70%         11.63%
Tier 1 risk-based capital (to risk-weighted assets)(2)                      15.81          18.11          20.01
Total risk-based capital (to risk-weighted assets)(2)                       16.80          19.25          20.77

ASSET QUALITY INDICATORS:
Nonperforming loans(3)                                                     $7,713         $5,850         $1,460
Real estate owned                                                              --             --             --
                                                                          --------      ----------      -------
Total nonperforming assets                                                 $7,713         $5,850         $1,460
                                                                          ========      ==========      =======
Ratio of nonperforming loans to total loans                                  1.22%          0.98%         0.28%
                                                                          ========      ==========      =======
Ratio of nonperforming loans to total assets                                 0.66           0.63          0.17
                                                                          ========      ==========      =======
Ratio of allowance for loan losses to total loans                            1.12           1.05          0.71
                                                                          ========      ==========      =======
Ratio of allowance for loan losses to nonperforming assets                   91.7          107.0         257.5
                                                                          ========      ==========      =======

                                                         At or for the Three Months Ended;

                                                        June 30,     March 31,     June 30,
                                                          2009          2009         2008
                                                      -------------  -----------  -----------
PERFORMANCE RATIOS(4):
      Return on average assets                            0.10%         0.25%        0.14%
      Return on average equity                            0.96          1.97         0.99
      Net interest margin                                 1.93          2.45         2.48

OTHER:
      Book value per share                               $9.02         $8.87        $8.56
      Employees (full-time equivalents)                    142           137          138

                                                            For the Six Months Ended;

                                                              June 30,     June 30,
                                                                2009         2008
                                                            ------------  -----------
PERFORMANCE RATIOS(4):
      Return on average assets                                  0.17%         0.15%
      Return on average equity                                  1.46          1.06
      Net interest margin                                       2.17          2.43

(1) Represents stockholders' equity ratio of Fox Chase Bancorp, Inc.
(2) Represents capital ratios of Fox Chase Bank
(3) Includes nonaccruing loans and accruing loans past due 90 days or more
(4) Annualized

                                     ###